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                                                                    Exhibit 10.1

                                   SECOND AMENDMENT
                                          TO
                               DOLLAR TREE STORES, INC.
                                 STOCK INCENTIVE PLAN

    THIS SECOND AMENDMENT ("Amendment") to the Dollar Tree Stores, Inc. Stock Incentive Plan ("Plan") made as of the ____ day of March, 1997 by Dollar Tree Stores, Inc. ("Company"). All capitalized terms in this Amendment not otherwise defined shall have their respective meanings under the Plan.

    WHEREAS, the Company wishes to amend the Plan to conform with recent changes to the regulations issued pursuant to Section 16(b) of the Exchange Act; and

    WHEREAS, the Company wishes to amend the Plan to authorize the issuance of options for an additional 1,500,000 shares and to make other amendments as provided below.

    NOW THEREFORE, the Board of Directors hereby adopts this Amendment upon the following terms and conditions effective immediately upon approval of the shareholders of the Company:

1. Sections 2.13 and 3.1 shall be amended by replacing "disinterested person" or "disinterested persons" with "non-employee director" or "non-employee directors."

2. The first sentence of Section 4.1 shall be amended and restated as follows:

    Subject to adjustment as provided in Section 4.3 below, the maximum number of shares of Common Stock that shall be authorized and reserved for issuance under the Plan shall be 2,400,000 shares of Common Stock (900,000 of such shares having been authorized and reserved when the Plan was originally adopted).

3. Section 12.3 shall be amended by replacing "Rule 16b-3(c)(i)" with "Rule 16b-3(d)(3)."

4. The first sentence of Article 13 shall be amended by placing a period after "NASD" and deleting the remainder of the sentence.

    WITNESS the signature of the undersigned officer of Dollar Tree Stores, Inc.

                                  DOLLAR TREE STORES, INC.


                                  By /s/ H. Ray Compton
                                    --------------------------
                                  H. Ray Compton
                                  Executive Vice President